UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 25, 2024

(Exact name of registrant as specified in its charter)

Delaware	001-13695	16-1213679
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5790 Widewaters Parkway, DeWitt, New York	13214
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (315) 445-2282

Community Bank System, Inc.

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $1.00 par value per share	CBU	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company   ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.                                                                                                ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(d)       On September 25, 2024, Community Financial System, Inc.’s (the “Company”) Board of Directors (the “Board”) elected Savneet Singh as a new independent director, effective as of October 1, 2024. Mr. Singh is the Chief Executive Officer (“CEO”) and President of PAR Technology Corporation (NYSE:PAR) and President of ParTech, Inc. (“ParTech”). Headquartered in Upstate New York, PAR is a global technology company providing leading omnichannel cloud-based software and hardware solutions to the restaurant and retail industries.

Mr. Singh joined PAR’s Board of Directors in April 2018, was appointed PAR’s Interim CEO and President and Interim President of ParTech in December 2018, and since March 2019, has served as the CEO and President of PAR and President of ParTech.

The Board has determined that Mr. Singh is an independent director under the standards established by the New York Stock Exchange and the Board. Mr. Singh’s appointment expands the Company’s Board to 13 Directors, 12 of whom are independent. Mr. Singh was also appointed to the Board of Directors of Community Bank, N.A. (the “Bank”), the Company’s wholly-owned banking subsidiary. Mr. Singh will serve on the Bank’s and the Company’s joint Risk Committee and as one of the Board’s representatives to the Company’s Technology Committee.

There is no arrangement or understanding between Mr. Singh and any other persons pursuant to which Mr. Singh was selected as a director. Furthermore, Mr. Singh does not have any related party transactions with the Company that would require disclosure under Item 404(a) of Regulation S-K. He will receive compensation for Board service consistent with compensation received by the Company's other non-employee directors (as described in the Company's Proxy Statement on Schedule 14A filed with the Securities and Exchange Commission).

A copy of the press release announcing Mr. Singh’s appointment is attached hereto as Exhibit 99.1 and is incorporated by reference into this Current Report on Form 8-K.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits

99.1	Press Release, dated September 26, 2024, issued by Community Financial System, Inc.

104	Cover Page Interactive Data File (embedded in the cover page formatted in Inline XBRL)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Community Financial System, Inc.

By:	/s/ Michael N. Abdo
Name:	Michael N. Abdo
Title:	Executive Vice President and General Counsel

 Dated: September 26, 2024

Exhibit Index

Exhibit Number	Description

99.1	Press Release, dated September 26, 2024, issued by Community Financial System, Inc.

104	Cover Page Interactive Data File (embedded in the cover page formatted in Inline XBRL)